Research and Development Expense	12 Months Ended
Dec. 31, 2015
Research and Development [Abstract]
Research and Development Expense
Note 5. Research and Development Expense
Research and development expense directly incurred by Chemours was $87, $94 and $114 for the years ended December 31, 2015, 2014 and 2013, respectively. Research and development expense also includes $10, $49 and $50 for the years ended December 31, 2015, 2014 and 2013, respectively, which represents an assignment of costs associated primarily with DuPont’s Corporate Central Research and Development long-term research activities. This assignment was based on the cost of research projects for which Chemours was determined to be the sponsor or co-sponsor. All research services provided by DuPont’s Central Research and Development to Chemours were specifically requested by Chemours, covered by service-level agreements and billed based on usage. DuPont research and development services were no longer used after the separation on July 1, 2015.